                                                                    EXHIBIT 20.1

                        TRUST ADMINISTRATOR'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING
     AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE June 12, 2000 DETERMINATION DATE

                                                         POOL I                          POOL II

1.  AGGREGATE AMOUNT RECEIVED                         $9,324,890.61                  $7,566,796.08
    ADJ : RECALCULATION                                        0.00                           0.00
                                                      -------------                  -------------

                                                       9,324,890.61                   7,566,796.08


    LESS: SERVICE FEE                                     72,006.72                      45,326.07
          CONTINGENCY FEE                                 72,006.72                      45,326.07
          OTHER SERVICER FEES (Late Charges/Escrow)      291,330.66                     282,473.16
          UNREIMBURSED MONTHLY ADVANCES                        0.00                           0.00
                                                      -------------                  -------------

                                                         435,344.10                     373,125.30

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
             COMPENSATING INTEREST (6.12)                190,145.11                      36,360.89



                                                      -------------                  -------------

                                                         190,145.11                      36,360.89


    LESS: EXCESS SPREAD (I-19)                           853,726.35                     464,220.26



                                                      -------------                  -------------
     AVAILABLE REMITTANCE AMOUNT                       8,225,965.27                   6,765,811.40
                                                      =============                  =============



2.  (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                         275,890,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                          91,958,000.00

    (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                         222,114,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS AF-1                                                     4,935,000.00
     CLASS AF-2                                                     1,645,000.00

    TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                     6,580,000.00

     CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                      5,670,000.00

4.  TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
     POOL I INSURED PAYMENT                                                 0.00
     POOL II INSURED PAYMENT                                                0.00

5.  CURRENT INTEREST REQUIREMENTS
     CLASS AF-1                                                     1,613,707.43
     CLASS AF-2                                                       525,795.41
     CLASS AV                                                       1,297,253.73

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                                   # ACCOUNTS       DOLLARS
                  POOL I                               115          4,960,757.42
                  POOL II                               53          4,590,277.30

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                              101,490.46
                  POOL II                                             364,231.04

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                              598,948.87
                  POOL II                                             123,089.30

9.  AMOUNT OF INTEREST RECEIVED
                  POOL I                                            3,003,768.18
                  POOL II                                           1,838,856.14

10. (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                              190,145.11
                  POOL II                                              36,360.89

    (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                  230.99
                  POOL II                                                 571.54

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
                  POOL I                                                                    551,951.43
                  POOL II                                                                   223,827.26

13.  CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           1,613,707.43
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          4,935,000.00
         (C) CARRY FORWARD AMOUNT                                           0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                 0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                                6,548,707.43

     CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                             525,795.41
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          1,645,000.00
         (C) CARRY FORWARD AMOUNT                                           0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                 0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                                2,170,795.41

     POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           2,139,502.84
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          6,580,000.00
         (C) CARRY FORWARD AMOUNT                                           0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                 0.00

         TOTAL POOL I REMITTANCE AMOUNT                                                   8,719,502.84

     CLASS AV REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           1,297,253.73
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          5,670,000.00
         (C) CARRY FORWARD AMOUNT                                           0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                 0.00

         TOTAL CLASS AV REMITTANCE AMOUNT                                                 6,967,253.73

14.  (A) REIMBURSABLE AMOUNTS
     (B) CERTIFICATE REMITTANCE AMOUNT

                  POOL I                                                                          0.00
                  POOL II                                                                         0.00

15.  (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                             270,955,000.00

     (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       90,313,000.00

     (J) CLASS AV PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      216,444,000.00

     (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      361,268,000.00

     (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      216,444,000.00

16.  (A) MONTHLY EXCESS SPREAD PERCENTAGE
         (FOR POOL I AND II)                                             100.00%

     (B) EXCESS SPREAD (POOL I)                                      853,726.35
         EXCESS SPREAD (POOL II)                                     464,220.26

         TOTAL EXCESS SPREAD (POOL I and II)                       1,317,946.61

     (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                             0.00
         REMAINDER EXCESS SPREAD AMOUNT POOL II                            0.00

         TOTAL REMAINDER EXCESS SPREAD AMOUNT
         POOL I and II                                                     0.00

17.  CUMULATIVE REALIZED LOSSES
                  POOL I                                           5,647,009.40
                  POOL II                                          2,376,551.25

18.  (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                                268.643
                  POOL II                                               337.697

     (B) THE WEIGHTED AVERAGE MORTGAGE
         INTEREST RATE
                  POOL I                                                 10.438%
                  POOL II                                                10.179%

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                              72,006.72
                  POOL II                                             45,326.07

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                              72,006.72
                  POOL II                                             45,326.07

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE
         ACCOUNT - TRUSTEE
                  POOL I                                              22,951.66
                  POOL II                                              2,730.89

     (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE
         ACCOUNT- MBIA
                  POOL I                                              33,719.00
                  POOL II                                             20,360.00

     (E) TRUST ADMINISTRATOR FEE
                  POOL I                                               2,605.70
                  POOL II                                              2,036.12

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE       POOL I         POOL II
     SERVICERS PURSUANT TO:
           (A) SECTION 4.04 (b)                            0.00            0.00
           (B) SECTION 4.04 (c)                            0.00            0.00
           (C) SECTION 4.04 (d)(ii)                        0.00            0.00
           (D) SECTION 4.04 (e)                            0.00            0.00
           (E) SECTION 4.04 (f)(i)                   144,013.44       90,652.14

21.  CLASS AF-1 POOL FACTOR (I-5):
     CURRENT CLASS AF-1 PRINCIPAL BALANCE        270,955,000.00      0.67527726
     ORIGINAL CLASS AF-1 PRINCIPAL BALANCE       401,250,000.00

     CLASS AF-2 POOL FACTOR (I-5):
     CURRENT CLASS AF-2 PRINCIPAL BALANCE         90,313,000.00      0.67523738
     ORIGINAL CLASS AF-2 PRINCIPAL BALANCE       133,750,000.00

     POOL I FACTOR:
     CURRENT POOL I PRINCIPAL BALANCE            361,268,000.00      0.67526729
     ORIGINAL POOL I PRINCIPAL BALANCE           535,000,000.00

     CLASS AV (POOL II) FACTOR:
     CURRENT CLASS AV PRINCIPAL BALANCE          216,444,000.00      0.60123333
     ORIGINAL CLASS AV PRINCIPAL BALANCE         360,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                        10.438%
           POOL II                                                       10.179%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                         9.567%
           POOL II                                                        9.554%

     (C) WEIGHTED AVERAGE CLASS AF-1AND CLASS AF-2,                       6.939%

         CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                  6.907%

                                                      --------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR   04/30/00         05/31/00
                                                      --------------------------
           POOL I                                      10.449%          10.438%
           POOL II                                     10.141%          10.179%

23.  CLASS AF-1  REMITTANCE RATE                                        6.79250%
     CLASS AF-2 REMITTANCE RATE                                          6.6400%
     CLASS AV REMITTANCE RATE                                           6.78250%

     IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
     LIBOR PLUS MARGIN OR AUCTION RATE FOR CLASS AH-1                     N/A
                                               CLASS AH-2                 N/A
                                               CLASS AV                   N/A

24.  LIBOR RATE                                                         6.52250%
     AUCTION RATE                                                       6.64000%

25.  CLASS AF-1 NET FUNDS CAP                                            9.3263%
     CLASS AF-2 NET FUNDS CAP                                            9.0777%
     CLASS AV NET FUNDS CAP                                              9.0162%

26.  CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                 0.00

27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
         INTEREST CARRYOVER                                                0.00
     (B) LIBOR INTEREST CARRYOVER BALANCE                                  0.00

28.  (A) SUPPLEMENTAL INTEREST AMOUNT                                      0.00

     (B) SUPPLEMENTAL INTEREST PAYMENT                                     0.00

     (C) SUPPLEMENTAL INTEREST EXCESS                                      0.00

29.  SPREAD BALANCE

30.  SPECIFIED SPREAD ACCOUNT REQUIREMENT
                  POOL I                                          20,062,500.00
                  POOL II                                         20,880,000.00

31.  AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
                  POOL I                                             303,518.12
                  POOL II                                            239,687.04

                               EXHIBIT O (POOL I)
           REMIC DELINQUENCIES AS OF - May 31, 2000

REMIC      OUTSTANDING     #
SERIES     DOLLARS         ACCOUNTS  RANGES            AMOUNT       NO     PCT

1998-C-I   $361,284,786.48  7,120    1 TO 29 DAYS   32,071,355.99   676   8.88%
                                    30 TO 59 DAYS    6,694,295.64   127   1.85%
                                    60 TO 89 DAYS    2,635,327.04    52   0.73%
                                    90 AND OVER      6,627,177.67   122   1.83%

                                    FORECLOSURE     14,981,866.17   238   4.15%
                                    REO PROPERTY     4,342,718.85    69   1.20%


                                    TOTALS         $67,352,741.36 1,284  18.64%
                                                  =============================





                               EXHIBIT O (POOL II)
           REMIC DELINQUENCIES AS OF - May 31, 2000

REMIC      OUTSTANDING     #
SERIES     DOLLARS         ACCOUNTS  RANGES            AMOUNT       NO     PCT

1998-C-II  $216,452,800.18  2,690    1 TO 29 DAYS   16,576,680.13   213   7.66%
                                    30 TO 59 DAYS    4,947,372.76    55   2.29%
                                    60 TO 89 DAYS    1,176,798.30    16   0.54%
                                    90 AND OVER      6,473,838.72    71   2.99%

                                    FORECLOSURE     14,888,170.33   178   6.88%
                                    REO PROPERTY     4,658,832.91    57   2.15%


                                    TOTALS         $48,721,693.15   590  22.51%
                                                  =============================

1998-C

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                                       POOL I

SUBCLAUSE                CLASS AF-1           CLASS AF-2        CLASS AV
---------                ----------           ----------        --------

(ii)                       687.58               687.54            616.98

(vi)                         9.27                 9.27             12.75

(vii)                        0.19                 0.19              1.01

(viii)                       1.12                 1.12              0.34

(xiii) (a)                   4.02                 3.93              3.60
       (b)                  12.30                12.30             15.75
       (c)                   0.00                 0.00              0.00
       (d)                   0.00                 0.00              0.00

(xv)                       675.28               675.24            601.23

(xxxvi)                      0.00                 0.00              0.00


                       AF-1               AF-2                AV
                     401,250            133,750             360,000